Exhibit 10
                                                                     ----------

                                  OWENS CORNING
                     SENIOR LEADER EMERGENCE INCENTIVE PLAN

1. Purpose. This Owens Corning Senior Leader Emergence Incentive Plan has been established by Owens Corning for designated key employees of the Company. The purpose of the Plan is to provide an incentive to Participants to remain in the employ of the Company through the date of the Company's emergence from Chapter 11 bankruptcy, and to expedite its emergence to the greatest extent possible.

2.       Definitions.  For purposes of this Plan:

         a.   "Board" shall mean the Board of Directors of Owens Corning.

         b. "Cause" shall mean acts of gross misconduct, gross insubordination, embezzlement, fraud, misappropriation of funds, property or trade secrets (in each case, as determined by the Committee), or the commission of any felony under state or federal law.

         c.   "Committee" shall mean the Compensation Committee of the Board.

         d. "Company" shall mean Owens Corning, a Delaware Corporation, and each of its subsidiaries.

         e. "Disability" shall mean the Participant's entitlement to benefits under any long term disability plan or program of the Company.

         f.   "Effective Date" means January 1, 2001.

         g. "Emergence" shall mean the effective date of a Plan of Reorganization confirmed in the Chapter 11 proceedings.

         h. "Emergence Amount" shall mean, with respect to each Participant, the amount payable under the Plan in accordance with Section 5(a) hereof.

         i. "Emergence Date" shall mean the date of the Company's Emergence, as defined.

         j. "Nonqualifying Severance" shall mean the termination of a Participant's employment with the Company after the Effective Date and before the Emergence Date, in other than a Qualifying Severance.

         k. "Participant" shall mean an employee of the Company who participates in the Plan in accordance with Section 4 hereof.

         l. "Plan" shall mean this Owens Corning Senior Leader Emergence Incentive Plan, as amended from time to time.

         m. "Qualifying Severance" shall mean the termination of a Participant's employment with the Company after the Effective Date and before the Emergence Date: (i) by the Company other than for Cause, (ii) by reason of death or Disability, or (iii) by reason of Retirement at the Company's request or with the consent of the Chief Executive Officer of Owens Corning (or, in the case of such Chief Executive Officer, with the consent of the Committee).

         n. "Retirement" shall mean termination from employment by an employee who satisfies at least the early retirement eligibility requirements set forth in the Company's pertinent retirement plans.


3.         Administration.
           --------------

         a. The Plan shall be administered by the Committee, which shall have complete authority to determine who shall participate herein and the Emergence Amount applicable to each Participant, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations necessary or advisable for the administration of the Plan.

         b. The Committee is authorized, on behalf of the Plan, to engage accountants, legal counsel and such other personnel as it deems necessary or advisable to assist it in the performance of its duties under the Plan. All reasonable expenses thereof shall be borne by the Company.

         c. All decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company and the Participants. No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected in respect of any such action, determination or interpretation.

         d. The Committee may delegate any of its duties hereunder to such person or persons as it may designate from time to time.

4. Participation. The Committee shall, in its sole discretion, select the employees of the Company who shall participate in the Plan. As a condition to participation in the Plan, each such employee shall execute an agreement, in such form as the Committee may require, acknowledging his or her participation in the Plan and his or her intent to remain employed by the Company through the Emergence Date.

5.     Payments.
       ---------

          a. In General. Each Participant who remains employed by the Company through the Emergence Date shall receive a cash payment from the Company equal to the Emergence Amount established by the Committee for the Participant, as set forth in the letter informing the Participant of his or her participation in the Senior Leader Emergence Incentive Plan, and as reduced in accordance with the Payment Table set forth below. There shall be no requirement of uniformity of Emergence Amount among Participants.

                ----------------------------------------- ------------------------------
                                                             Percentage of Emergence
                           Date of Emergence                         Amount
                ----------------------------------------- ------------------------------
                ----------------------------------------- ------------------------------
                           December 31, 2001                          125%
                ----------------------------------------- ------------------------------
                ----------------------------------------- ------------------------------
                             June 30, 2002                            100%
                ----------------------------------------- ------------------------------
                ----------------------------------------- ------------------------------
                           December 31, 2002                           90%
                ----------------------------------------- ------------------------------
                ----------------------------------------- ------------------------------
                             June 30, 2003                             80%
                ----------------------------------------- ------------------------------
                ----------------------------------------- ------------------------------
                           December 31, 2003                           70%
                ----------------------------------------- ------------------------------
                ----------------------------------------- ------------------------------
                             June 30, 2004                             60%
                ----------------------------------------- ------------------------------
                ----------------------------------------- ------------------------------
                           December 31, 2004                           50%
                ----------------------------------------- ------------------------------
                ----------------------------------------- ------------------------------
                               Thereafter                              0%
                ----------------------------------------- ------------------------------


Qualifying  Severance.
----------------------

Each Participant who terminates employment with the Company under a Qualifying Severance shall receive a cash payment from the Company equal to his or her Emergence Amount pursuant to the Payment Table above based on the Company's actual Emergence Date, multiplied by a fraction, the numerator of which is the number of calendar months (including fractional months) from the Effective Date until the date of the Qualifying Severance, and the denominator of which is 48.

        b. Nonqualifying Severance. No payment shall be made under the Plan for a Participant who incurs a Nonqualifying Severance.

        c.    Form and Timing of Payment. In general, payments under this
              Section 5 shall be made in a lump sum. In the case of a payment pursuant to subsection (a) above, such payment shall be made as soon as practicable following the Emergence Date, and in the case of a payment pursuant to subsection (b) above, such payment shall also be made as soon as practicable following the Emergence Date.

6.       General Provisions.
         -------------------

          a.       Compliance  with  Legal  Requirements.

          The Plan, the payment of amounts hereunder, and the other obligations of the Company under the Plan shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required.

          b.       Nontransferability.

          No Participant shall have the right to alienate, anticipate, commute, pledge, encumber or assign any of the benefits or payments which he or she may expect to receive, contingently or otherwise, under this Plan.

          c.        No Right To Continued Employment.

          Nothing in the Plan shall confer upon any Participant the right to continue in the employ of the Company or to be entitled to any remuneration or benefits not set forth in the Plan or to interfere with or limit in any way the right of the Company to terminate such Participant's employment, which remains "at will."

          d. Effect on Other Benefits.

          Amounts paid or payable hereunder shall not be treated as compensation for purposes of determining benefit amounts or accruals under any employee pension or benefit plan, program or arrangement maintained by the Company.

          e.       Severability.

          If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

          f.       Successors.

          This Plan shall be binding upon the heirs, executors, administrators, successors and assigns of the parties, including each Participant and any successor to the Company.

          g.       Construction.

          The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be used in the construction of the Plan.

          h.       Withholding  Taxes.

          All amounts to be paid hereunder to Participants shall be paid net of any taxes that the Company may be required to withhold therefrom in respect of any federal, state, local or other taxes.

          i.       Amendment, Termination and Duration of the Plan.

          The Committee may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part. The Plan shall terminate on the Emergence Date, provided that all amounts not yet paid on the Emergence Date shall be paid thereafter in accordance with the terms hereof.

          j.       Unfunded  Plan.

          The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant hereunder, nothing contained in the Plan shall give any such Participant any rights in any assets of the Company that are greater than those of a general creditor of the Company.

          k.       Beneficiary.

          A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant's estate shall be deemed to be the Participant's beneficiary.

          l.       Governing Law.

          The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.